Supplement to the
Fidelity Asset Manager® Funds
Fidelity Advisor Asset Manager® 20% Fidelity Advisor Asset Manager 30% Fidelity Advisor Asset Manager 40% Fidelity Advisor Asset Manager 50% Fidelity Advisor Asset Manager 60% Fidelity Advisor Asset Manager 70% Fidelity Advisor Asset Manager 85% Institutional Class
November 29, 2014
Prospectus

Effective October 1, 2015, the Adviser replaced the MSCI EAFE Index with the MSCI ACWI ex USA Index as a component of each fund's composite benchmark.

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces the similar information for Fidelity Asset Manager 20%, Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, Fidelity Asset Manager 50%, Fidelity Asset Manager 60%, Fidelity Asset Manager 70%, and Fidelity Asset Manager 85%, found under the heading "Investment Details" in each fund's "Fund Basics" section on pages 25, 26, 27, 28, 29, 30, and 31, respectively.

The Adviser may also use derivatives, such as buying and selling futures contracts (both long and short positions), to manage the allocation of the fund's assets among asset classes. For example, the Adviser may buy stock index futures to increase the fund's allocation to the stock class.

The following information replaces the similar information found in paragraph 4. in the "Shareholder Information" section under the heading "Buying Shares" on page 35.

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

AARI-15-04  October 30, 2015
1.899425.114

Supplement to the
Fidelity Advisor® Global Balanced Fund
Institutional Class
December 30, 2014
Prospectus

Effective on July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

Effective April 1, 2015, following an internal corporate reorganization, FMR Investment Management (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Fund Summary" section under the heading "Investment Adviser" on page 6.

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC), FMR Investment Management (U.K.) Limited (FMR U.K.), FIL Investments (Japan) Limited (FIJ), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers serve as sub-advisers for the fund.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Ruben Calderon (lead portfolio manager) has managed the fund since December 2006.

Geoff Stein (co-manager) has managed the fund since June 2009.

Andy Weir (co-manager) has managed the fund since January 2006.

John Lo (co-manager) has managed the fund since February 2007.

Stephen DuFour (co-manager) has managed the fund since October 2007.

Maria Nikishkova (co-manager) has managed the fund since December 2012.

Stefan Lindblad (co-manager) has managed the fund since October 2014.

The following information replaces similar information found in the "Fund Basics" section under the heading "Principal Investment Strategies" on page 8.

The Adviser may also use various techniques, such as buying and selling futures contracts (both long and short positions) and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values or to gain or reduce exposure to an asset, instrument, or index.

The following information replaces the similar information found in paragraph 4. in the Shareholder Information section under the heading "Buying Shares" on page 17.

4. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

AGBLI-15-05  October 30, 2015
1.899424.118

The following information replaces the biographical information for Ruben Calderon and Geoff Stein found in the "Fund Management" section on page 26.

Ruben Calderon is lead portfolio manager of Fidelity Global Balanced Fund, which he has managed since December 2006. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Calderon has worked as a research analyst, asset allocation strategist, and portfolio manager.

Geoff Stein is co-manager of Fidelity Global Balanced Fund, which he has managed since June 2009. He also manages other funds. Since joining Fidelity Investments in 1994, Mr. Stein has worked as director of the Portfolio Analysis Group, director of Portfolio Strategy for Strategic Advisers, Inc., and as a portfolio manager.